THIS IS NOT A LETTER OF TRANSMITTAL

                          NOTICE OF GUARANTEED DELIVERY
                                       FOR
                             DEPOSIT OF COMMON STOCK
                                       OF
                         DRUMMOND FINANCIAL CORPORATION


This Notice of Guaranteed Delivery must be used by holders of common stock, par value $0.01 (the "Common Shares") of Drummond Financial Corporation who wish to deposit their Common Shares under the Offer dated January 14, 2003 made by Drummond Financial Corporation ONLY IF certificates for Common Shares are not immediately available or time will not permit such certificates and all required documents to reach the Depositary prior to the Expiry Time. This Notice of Guaranteed Delivery may be delivered by hand, courier, mail or transmitted by facsimile transmission to the office of the Depositary set out below.

The terms and conditions of the Offer are incorporated by reference in this Notice of Guaranteed Delivery. Capitalized terms used and not defined in this Notice of Guaranteed Delivery which are defined in the Offer shall have the meaning ascribed to them in the Offer.

To  the  Depositary:      CIBC  MELLON  TRUST  COMPANY

                                     By Mail

                                  P.O. Box 1036
                         Adelaide Street Postal Station
                                Toronto, Ontario
                                     M5C 2K4

                               By Hand or Courier

         Toronto                                   Montreal
     199 Bay Street                         2001 University Street
   Commerce Court West                            16th Floor
    Securities Level                             Montreal, PQ
    Toronto, Ontario                               H3A 2A6
        M5L 1G9

                              Tel:  (416) 643-5500
                            Toll Free: 1-800-387-0825
                        E-mail: inquiries@cibcmellon.com

          ANY QUESTIONS AND REQUESTS FOR ASSISTANCE MAY BE DIRECTED BY
                        SHAREHOLDERS TO THE DEPOSITARY.


DELIVERY OF THIS NOTICE OF GUARANTEED DELIVERY TO AN ADDRESS, OR TRANSMISSION OF THIS NOTICE OF GUARANTEED DELIVERY VIA A FACSIMILE NUMBER, OTHER THAN AS SET FORTH ABOVE DOES NOT CONSTITUTE A VALID DELIVERY.

This Notice of Guaranteed Delivery is not to be used to guarantee signatures on the Letter of Transmittal. If a signature on the Letter of Transmittal is required to be guaranteed by an Eligible Institution, such signature must appear in the applicable space in the Letter of Transmittal.

The undersigned hereby deposits with the Offeror, upon the terms and subject to the conditions set forth in the Letter of Transmittal, receipt of which is hereby acknowledged, the Common Shares listed below, pursuant to the guaranteed delivery procedures set forth in Section 2 of the Offer, "Manner and Time of Acceptance - Procedures for Guaranteed Delivery".

NOTE: DO NOT SEND CERTIFICATES FOR COMMON SHARES WITH THIS NOTICE OF GUARANTEED DELIVERY. CERTIFICATES FOR COMMON SHARES SHOULD BE SENT WITH YOUR LETTER OF TRANSMITTAL.

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                                                          NAME AND ADDRESS(ES)
   CERTIFICATE NO.            NUMBER OF                   OF SHAREHOLDER(S)
   (IF AVAILABLE)             COMMON SHARES               (PLEASE PRINT)
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                    (ATTACH LIST IN ABOVE FORM, IF NECESSARY)

Area  Code  and  Telephone  Number  (during  business  hours)


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Dated:
        -----------------------------------------------------


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Signature(s)

                                    GUARANTEE
                    (Not to be used for signature guarantee)

The undersigned: (1) a United States national or state bank, savings association, savings and loan association, trust company, savings bank, industrial loan company or credit union; (2) a national securities exchange, registered securities association or clearing agency; (3) a securities dealer which is a member of a national securities exchange or clearing agency or which has a minimum net capital of $100,000; or (4) an institution that participates in the Securities Transfer Agent Medallion Program ("STAMP") or other recognized signature guarantee medallion program, guarantees to deliver to the Depositary at its office set forth on the front page of this document, the certificates representing Common Shares tendered hereby, in proper form for transfer, together with a properly completed and duly executed Letter of Transmittal in connection herewith or a facsimile thereof, and all other documents required by the Letter of Transmittal, all before 10:00 a.m. (Eastern Standard time) on the third Business Day after the Expiry Time.

Name  of  Firm:                      Authorized  Signatory:
               -------------------                         ---------------------

Address  of  Firm:                   Name:
                  ----------------        --------------------------------------

Telephone  No.:                      Title:
               -------------------         -------------------------------------

                             (Please print or type)

Dated:
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